EXHIBIT 10.6

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NEITHER BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED (I) ABSENT COMPLIANCE WITH THE COMPANY’S ARTICLES OR CERTIFICATE OF INCORPORATION AND BYLAWS, AS EACH ARE AMENDED FROM TIME TO TIME, AND (II) UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

KEMPHARM, INC.

WARRANT TO PURCHASE

311,000 SHARES OF COMMON STOCK

For and in consideration of $1.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KemPharm, Inc., an Iowa corporation (the “Company”), hereby grants to the Virginia Tech Foundation, Inc. (including any permitted subsequent holder hereof, “Holder”), the right to purchase from the Company at any time after the date hereof 311,000 shares of the Company’s common stock, at a purchase price equal to $0.62 per Common Share (the “Purchase Price”), in accordance herewith and subject to the terms and conditions set forth herein. As used herein, the term “Common Shares” shall mean the Company’s presently authorized common stock, and any stock into or for which such common stock may hereafter be converted or exchanged.

1. Exercise of Warrant.

To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office: (a) a written notice, substantially in the form of the Subscription Form attached as Exhibit A hereto, of such Holder’s election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (b) cash or a certified check payable to the Company in an amount equal to the aggregate purchase price of the number of Common Shares being purchased and (c) this Warrant. The Company shall as promptly as practicable, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Common Shares specified in such notice. Such certificate or

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certificates shall be deemed to have been issued and such holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such Common Shares as of the date such notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such Common Share certificates and new Warrant(s) (other than any applicable income taxes to be paid by Holder), except that, in case such share certificates or new Warrant(s) shall be registered in a name or names other than the name of the holder of this Warrant (to the extent permitted hereunder), funds sufficient to pay all transfer taxes that are payable upon the issuance of such certificate or certificates or new Warrant(s) shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above. The Holder’s right to exercise this Warrant, in whole or in part, shall terminate in its entirety upon the tenth anniversary of the date of this Warrant.

All Common Shares issued upon the exercise of this Warrant shall be validly issued.

2. Transfer, Division and Combination.

The Company agrees to maintain at its principal office, books for the registration and transfer of the Warrant, and, subject to the provision of Sections 2 and 7 hereof, this Warrant and all rights hereunder are transferable, in whole, on such books at such office, upon surrender of this Warrant together with a written assignment of this Warrant (in form substantially similar to Exhibit B attached hereto) duly executed by the holder hereof or his agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this Warrant is assigned in blank, the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary. A Warrant may be exercised by a new holder for the purchase of Common Shares without having a new Warrant issued.

This Warrant may be divided or combined with other Warrants upon presentation hereof at such principal office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or his agent or attorney. Subject to compliance with the preceding paragraph and Section 7 hereof as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

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3. Notices.

In case the Company proposes

(a) to grant to the holders of its Common Shares as a class any rights or options, or

(b) to effect any capital reorganization or reclassification of the equity of the Company, or

(c) to consolidate with, or merge into, any other entity or to transfer its property as an entirety or substantially as an entirety, or

(d) to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to all holders of record of outstanding Warrants not less than 10 days before the date on which the transfer books of the Company shall close or a record be taken for such granting of rights or options, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

Any notice or other document required or permitted to be given or delivered to holders of record of Warrants shall be mailed first-class postage prepaid to each such holder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to holders of record of Common Shares issued pursuant to Warrants shall be mailed first-class postage prepaid to each such holder at such holder’s address as the same appears on the records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be mailed first-class postage prepaid to the principal office of the Company, or delivered to the office of one of the Company’s executive officers at such address, or such other address within the United States of America as shall have been furnished by the Company to the holders of record of such Warrants and the holders of record of such Common Shares.

4. Limitation of Liability; Not a Shareholder.

No provision of this Warrant shall be construed as conferring upon the Holder, as such, any right whatsoever as a Shareholder of the Company, including without limitation the right to vote or to consent or to receive notice as a Shareholder in respect of meetings of Shareholders for the election of Directors of the Company or any other matter whatsoever as a Shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase Common Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such holder for the purchase price or as a Shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

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5. Loss, Destruction, etc. of Warrant.

Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 5 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

6. Adjustment upon Changes in Common Shares.

(a) If all or any portion of this Warrant shall be exercised subsequent to any split, dividend, recapitalization, combination of Shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate Purchase Price, the equity securities of any class or classes or other securities or property which such Holder would have received if this Warrant had been exercised immediately prior to such split, dividend, recapitalization, combination of Shares, or other similar event. Whenever there shall be an adjustment pursuant to this Section 6(a), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

(b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of Shares, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereof, as a result of which the Common Shares shall be changed into the same or a different number of Shares of the same or another class or classes of securities of the Company or another entity, or the holders of Shares are entitled to receive cash or other property, then the Holder exercising this Warrant shall receive, for the aggregate Purchase Price, the aggregate number and class of shares, interests, cash or other property which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange, separation, reorganization or liquidation, or other similar event. Whenever there shall be an adjustment pursuant to this Section 6(b), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

(c) The Company shall not amend its Articles of Incorporation or its By-Laws, as amended from time to time, or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, in each case for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith use its best efforts, and assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

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7. Restrictions on Transfer; Shareholder Agreement; Legend. This Warrant may not be endorsed, assigned and/or transferred in whole or in part by the Holder (a) except in accordance with the restrictions on transfer contained in the Company’s articles or certificate of incorporation and bylaws, as each are amended from time to time, and any Shareholder Agreement, if the Holder is a Shareholder of the Company at the time of such actual, proposed, or purported endorsement, assignment and/or transfer, or (b) without the prior express written consent of holders of at least two-thirds (2/3) of the Common Shares of the Company, if the Holder is not a Shareholder of the Company at the time of such actual, proposed, or purported endorsement, assignment and/or transfer. The transferability of the Common Shares issuable upon the exercise hereof is subject to the Company’s articles or certificate of incorporation and bylaws, as each are amended from time to time, and any Shareholder Agreement. Each taker and holder of this Warrant, by taking or holding same, agrees to execute any documents reasonably requested by the Company to acknowledge and become a party to any Shareholder Agreement at such time as the Warrant is exercised in whole or in part. As used herein, “Shareholder Agreement” means any agreement among the Company and those persons holding all or a majority of the Company’s Common Shares that concerns the ownership or transferability of Common Shares and rights and obligations related to such ownership. Each certificate for Common Shares issued upon the exercise of this Warrant and each certificate issued upon the direct or indirect transfer of any such shares shall be stamped or otherwise imprinted with each legend required by the Company’s articles or certificate of incorporation and bylaws, as each are amended from time to time, and, unless duplicative of such legends, a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF THE COMPANY’S ARTRICLES OR CERTIFICATE OF INCORPORATION AND BYLAWS, AS EACH ARE AMENDED FROM TIME TO TIME, AND ONE OR MORE SHAREHOLDER AGREEMENTS, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, WITH RESPECT TO VOTING AND TRANSFERS OF SECURITIES AND CERTAIN OBLIGATIONS RELATING TO OWNERSHIP OF SECURITIES, AND NO TRANSFER HEREOF MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT.

INFORMATION REGARDING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OR SERIES OF SHARES OF THE COMPANY, THE VARIATIONS THEREIN

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AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE CLASSES OR SERIES MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.

Notwithstanding the foregoing, the Holder may require the Company to issue a certificate for Common Shares without the first of the foregoing legends if either (i) such Common Shares have been registered for resale under the Act, or (ii) the Holder has delivered to the Company an opinion of legal counsel, which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company’s counsel, to the effect that such registration is not required with respect to such Common Shares.

8. Notices. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

9. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

10. Headings. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

11. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the Commonwealth of Virginia without reference to the choice of law provisions of any jurisdiction.

12. Variation in Pronouns. All pronouns shall be deemed to refer to masculine, feminine, neuter, singular, or plural, as the identity of the person or persons may require.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned has executed this Warrant as of September 8, 2009.

KemPharm, Inc.

By:	/s/ Travis Mickle
Travis Mickle, President, CEO

ACKNOWLEDGED AND AGREED:

HOLDER

Virginia Tech Foundation, Inc.

By:	[No Counterpart Signature Obtained]

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EXHIBIT A

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder,              Common Shares of KEMPHARM, INC. covered by such Warrant and herewith makes payment in full therefor of U.S. $             cash, and requests that certificates for such Common Shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to                                                                                                    whose address is

                                                                                                                                                                                                                          .

The undersigned agrees that the undersigned is acquiring such Common Shares for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Shares may bear a legend substantially as follows:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under such act and such laws.”

“The securities represented hereby are subject to the provisions of the Company’s articles or certificate of incorporation and bylaws, as each are amended from time to time, and one or more Shareholder Agreement, as amended from time to time, copies of which is on file at the principal office of the Company, with respect to voting and transfers of securities and certain obligations relating to ownership of securities, and no transfer hereof may be made except in accordance with the provisions of such agreement.”

“Information regarding the designations, relative rights, preferences and limitations applicable to each class or series of shares of the Company, the variations therein, and the authority of the board of directors to determine variations for future classes or series may be obtained at no cost by written request made by the holder of record hereof to the secretary of the Company at the principal executive office of the Company.”

Dated:	Signature guaranteed:

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EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Common Shares set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint                                                               Attorney to make such transfer on the books of KEMPHARM, INC., maintained for the purpose, with full power of substitution in the premises.

DATED:

(Signature)

(Witness)

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